SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): November 29, 2001
                                                        -----------------


                     FIRST LITCHFIELD FINANCIAL CORPORATION
                     --------------------------------------
               (Exact name of Registrant as Specified in Charter)

         Delaware                       0-28815                 06-1241321
--------------------------------------------------------------------------------
(State or other Jurisdiction    (Commission File Number)      (IRS Employer
        of Incorporation)                                   Identification No.)



13 North Street, Litchfield, Connecticut                     06759
---------------------------------------------      -------------------------
(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code: (860) 567-8752
                                                    ---------------


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report

Form 8-K, Current Report
First Litchfield Financial Corporation


Item 5.  Other Events.
         -------------

         A. Cash Dividend.
            --------------

         The Board of Directors of First Litchfield Financial Corporation (the "Company") declared a $0.10 per share quarterly cash dividend at their November 29, 2001 Board Meeting.

         The quarterly cash dividend will be paid on January 25, 2002 to stockholders of record as of January 7, 2002.

         B. Stock Dividend.
            ---------------

         The Board of Directors of the Company declared a 5% stock dividend at their November 29, 2001 Board Meeting.

         The stock dividend will be paid on December 31, 2001 to stockholders of record as of December 14, 2001.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated:  November 29, 2001              FIRST LITCHFIELD FINANCIAL CORPORATION



                                       By  /s/ Jerome J. Whalen
                                           -------------------------------------
                                           Jerome J. Whalen
                                           President and Chief Executive Officer